                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 19, 2008
                                                --------------------------------

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

IOWA                               000-53041               20-2735046
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(State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)           File Number)          Identification No.)

2101 42nd Avenue, Council Bluffs, Iowa                        51501
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 Address of Principal Executive Offices)                    (Zip Code)

                                 (712) 366-0392
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                (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

    Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement.

         Southwest Iowa Renewable Energy, LLC (the "Company") has entered into a
Grain  Feedstock   Supply   Agreement  dated  December  15,  2008  (the  "Supply
Agreement") with AGRI-Bunge,  LLC ("AB"),  an entity affiliated with Bunge North
America, Inc. ("Bunge"),  a significant equity holder of the Company.  Under the
Supply  Agreement,  AB has agreed to provide the Company with all of the corn it needs to operate its ethanol plant which is presently  under  construction  (the
"Plant"),  and the  Company  has agreed to only  purchase  corn from AB. AB will provide grain  originators  who will work at the Plant  location for purposes of fulfilling its obligations under the Supply Agreement. The Company will pay AB a per-bushel  fee  for  corn  procured  by AB for the  Company  under  the  Supply
Agreement, subject to a minimum annual fee of $225,000 and adjustments according to specified  indexes after three years. The term of the Supply Agreement is ten years,  subject  to  earlier  termination  upon  specified  events.  The  Supply
Agreement  suspends the operation of that Grain Feedstock Agency Agreement dated
October 13, 2006 (the "Agency  Agreement").  In the event the Company  obtains a grain  dealer's  license,  then  the  operation  of the  Supply  Agreement  will terminate and the Agency Agreement will be reinstated. On December 15, 2008, the
Company  and AB also  agreed to amend  certain  immaterial  terms of the  Agency
Agreement.

     The Company and Bunge have also entered into the following agreements:

     • Lease Agreement  dated December 15, 2008 (the "Lease"):  Under the Lease, the Company has leased from Bunge a grain  elevator  located in Council  Bluffs,
Iowa, for  approximately  $800,000 per year. The Lease provides  customary terms and has an initial one-year term, which will be renewed for successive  one-year terms upon the parties' agreement to so extend the term each year.

     •  Ethanol  Purchase  Agreement  dated  December  15,  2008  (the  "Ethanol
Agreement"):  Under the Ethanol Agreement,  the Company has agreed to sell Bunge all of the ethanol  produced at the Plant,  and Bunge has agreed to purchase the same, up to the Plant's  nameplate  capacity of 110,000,000  gallons a year. The
Company  will pay  Bunge a  per-gallon  fee for  ethanol  sold by Bunge  for the
Company under the Ethanol Agreement, subject to a minimum annual fee of $750,000 and adjustments  according to specified  indexes after three years.  The initial term of the Ethanol Agreement,  which will commence upon the termination of that
Ethanol  Merchandising   Agreement  between  the  Company  and  Lansing  Ethanol
Services,  LLC, is three years and it will  automatically  renew for  successive three-year terms unless one party provides the other notice of their election to terminate 180 days prior to the end of the term.

     • Risk  Management  Services  Agreement  dated December 15, 2008 ("Services
Agreement"):  Under the  Services  Agreement,  Bunge has agreed to  provide  the
Company with  assistance in managing its  commodity  price risks for a quarterly fee of $75,000.  The Services  Agreement  has an initial term of three years and will  automatically  renew for  successive  three year  terms,  unless one party provides the other notice of their  election to terminate  180 days prior to the end of the term.

Item 9.01. Financial Statements and Exhibits.

         (d)      Exhibits

          10.1 Grain Feedstock  Supply Agreement dated December 15, 2008 between
               Southwest  Iowa  Renewable  Energy,  LLC  and  AGRI-Bunge,   LLC.
               Portions of the Agreement have been omitted pursuant to a request for confidential treatment.

          10.2 Lease  Agreement  dated December 15, 2008 between  Southwest Iowa
               Renewable Energy,  LLC and Bunge North America,  Inc. Portions of
               the  Agreement  have  been  omitted  pursuant  to a  request  for confidential treatment.

          10.3 Ethanol  Purchase  Agreement  dated  December  15,  2008  between
               Southwest  Iowa  Renewable  Energy,  LLC and Bunge North America,
               Inc.  Portions of the Agreement  have been omitted  pursuant to a request for confidential treatment.

          10.4 Risk  Management  Services  Agreement  dated  December  15,  2008 between  Southwest  Iowa  Renewable  Energy,  LLC and Bunge North
               America,  Inc.  Portions  of  the  Agreement  have  been  omitted pursuant to a request for confidential treatment.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 19, 2008

                                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC

                                      By: /s/ Mark Drake
                                         ---------------------------------
                                            Mark Drake
                                            President, CEO

                                  Exhibit Index

       Exhibit
        Number            Description
        ------            -----------

          10.1 Grain Feedstock  Supply Agreement dated December 15, 2008 between
               Southwest  Iowa  Renewable  Energy,  LLC  and  AGRI-Bunge,   LLC.
               Portions of the Agreement have been omitted pursuant to a request for confidential treatment.

          10.2 Lease  Agreement  dated December 15, 2008 between  Southwest Iowa
               Renewable Energy,  LLC and Bunge North America,  Inc. Portions of
               the  Agreement  have  been  omitted  pursuant  to a  request  for confidential treatment.

          10.3 Ethanol  Purchase  Agreement  dated  December  15,  2008  between
               Southwest  Iowa  Renewable  Energy,  LLC and Bunge North America,
               Inc.  Portions of the Agreement  have been omitted  pursuant to a request for confidential treatment.

          10.4 Risk  Management  Services  Agreement  dated  December  15,  2008 between  Southwest  Iowa  Renewable  Energy,  LLC and Bunge North
               America,  Inc.  Portions  of  the  Agreement  have  been  omitted pursuant to a request for confidential treatment.